UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2007, Kohl’s Corporation (the “Company”) issued a press release reporting the promotion of Donald A. Brennan and John M. Worthington to the position of Senior Executive Vice President.

Prior to his promotion, Mr. Brennan, 47, had been Executive Vice President – General Merchandise Manager, Men’s and Children’s since April, 2004.  He joined the Company in April, 2001 as Executive Vice President, Merchandise Planning and Allocation.

Prior to his promotion, Mr. Worthington, 43, had been Executive Vice President, Director of Stores since March, 2005.  Mr. Worthington has served in a variety of other positions with the Company, including Senior Vice President of Stores from 2004 to 2005 and Vice President, Regional Manager from 2002 to 2004.

In connection with these appointments, the Company entered into written employment agreements with Mr. Brennan and Mr. Worthington setting forth the terms of their employment, including the following:

•

the term of each agreement is three years, extended on a daily basis until either party notifies the other that the term shall no longer be so extended;

•

Mr. Brennan’s and Mr. Worthington’s annual salary shall be $750,000 and $700,000, respectively, subject to adjustment from time to time as determined by the Company’s Board of Directors;

•

each executive shall be eligible for participation in the health plans, incentive plans, and other benefit plans and perquisites as we may establish for senior executives from time to time; and

•

the employment agreements specify the Company’s and the executives’ respective rights and obligations upon a voluntary or involuntary termination of the executives’ employment, including any termination following a change of control.

The foregoing summary of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements attached as Exhibit 10.1 to this Current Report on Form 8-K, which form is incorporated herein by reference.

On September 10, 2007, the Compensation Committee of the Company’s Board of Directors approved a grant of 75,000 non-qualified stock options to each of Mr. Worthington and Mr. Brennan.  Pursuant to the Company’s written Equity-Based Compensation Awards Procedures, these options will be granted on October 15, 2007, with an exercise price equal to the closing price of the Company's common stock on that date. The options will vest equally over a five year period.

The press release concerning the foregoing promotions is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

10.1	Form of Employment Agreement
99.1	Press Release dated September 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 14, 2007

KOHL’S CORPORATION

By:  /s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employment Agreement
99.1	Press Release dated September 10, 2007